UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2009

ALEXION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive, Cheshire, Connecticut 06410

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 272-2596

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 2, 2009, Mayo Clinic issued a press release that describes research being conducted by a Mayo Clinic investigator, Dr. Mark Stegall. The press release describes Dr. Stegall’s preliminary results from an evaluation of eculizumab as a treatment for a sub-set of kidney transplant patients who are known to be at high risk for antibody-mediated rejection, or AMR, of the graft organ. The release also discusses related research at Mayo Clinic with regard to the effect of systemic complement inhibition on endothelial activation in the kidneys of patients at high risk for AMR. Dr. Stegall is an independent investigator, and Alexion provided funding and material in support of his studies.

A copy of the press release is furnished as Exhibit 99.1 to this form 8-K.

This Current-Report on Form 8-K contains forward-looking statements, including statements related to potential health and medical benefits from eculizumab. Forward-looking statements are subject to factors that may cause Alexion’s results and plans to differ from those expected, including for example, decisions of regulatory authorities regarding marketing approval or material limitations on the marketing of Soliris® (eculizumab), delays in arranging satisfactory manufacturing capability and establishing commercial infrastructure, delays in developing or adverse changes in commercial relationships, the possibility that preliminary results of the study are not indicative of final results for the complete study, the possibility that results of clinical trials are not predictive of safety and efficacy results of Soliris in broader patient populations, the possibility that initial results of commercialization are not predictive of future rates of adoption of Soliris, the risk that third parties won’t agree to license any necessary intellectual property to Alexion on reasonable terms or at all, the risk that third party payors will not reimburse for the use of Soliris at acceptable rates or at all, the risk that estimates regarding the number of PNH patients are inaccurate and a variety of other risks set forth from time to time in Alexion’s filings with the Securities and Exchange Commission, including but not limited to the risks discussed in Alexion’s Quarterly Report on Form 10-Q for the period ended March 31, 2009, and in Alexion’s other filings with the Securities and Exchange Commission. Alexion does not intend to update any of these forward-looking statements to reflect events or circumstances after the date hereof, except when a duty arises under law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Mayo Clinic on June 2, 2009 relating to its research concerning the prevention of antibody-mediated damage in kidney transplants.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXION PHARMACEUTICALS, INC.

Date: June 2, 2009

By:  /s/    Thomas I.H. Dubin

        Name:  Thomas I. H. Dubin

        Title:    Senior Vice President and

                     General Counsel